UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      March 1, 2006
Glenayre Technologies, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

825 8th Avenue, 23rd floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      770-283-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure.
On March 1, 2006, Glenayre Technologies, Inc. (the “Company”) issued a news release announcing that its subsidiary, Entertainment Distribution Company, LLC, has entered into a non-binding Letter of Intent and Exclusivity Agreement to acquire Australian DVD/CD manufacturer and distributor AAV Regency.
In the March 1, 2006 news release, the Company also announced that the Company will be hosting a conference call to discuss its fourth quarter and year-end 2005 financial results on March 7, 2006 at 9:00 a.m. ET.
The Company’s news release issued March 1, 2006 is furnished as Exhibit 99.1 to this Current Report.
The foregoing news release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
     (d) Exhibits.
     99.1      Company’s News Release dated March 1, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc

Dated: March 1, 2006	By:	/s/ Debra Ziola

Name: Debra Ziola Title: Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: March 1, 2006	Commission File No: 0-15761
Glenayre Technologies, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Company’s News Release dated March 1, 2006.